Cash Flow	6 Months Ended
Jun. 30, 2019
Disclosure Of Cash Flow [Abstract]
Cash Flow

Notes to the Interim Financial Statements
CASH FLOW

Net cash generated from operating activities

Net cash generated from operating activities in the IFRS cash flows on page 29 includes the following items:

	6 months to		Year to
	30.6.19	30.6.18	31.12.18
	£m	£m	£m

Profit from operations	4,380	4,438	9,313
Depreciation, amortisation and impairment	521	437	1,038
Increase in inventories	(666)	(582)	(192)
Decrease in receivables related to the charge in respect of the Quebec Class Action	436	-	-
(Increase)/decrease in trade and other receivables	(368)	(78)	502
(Decrease)/increase in provision for MSA	(622)	719	1,364
(Decrease)/increase in trade and other payables	(309)	(189)	123
Decrease in net retirement benefit liabilities	(19)	(77)	(100)
Decrease in other provisions	-	(66)	(107)
Other non-cash items	41	68	31
Cash generated from operating activities	3,394	4,670	11,972
Dividends received from associates	2	1	214
Tax paid	(1,108)	(813)	(1,891)
Net cash generated from operating activities	2,288	3,858	10,295

Net cash generated from operating activities fell by £1,570 million partly due to the timing of the payments related to the MSA in prior periods which benefited cash generation in 2018.  Other movements versus the six months ended 30 June 2018 include:

•	a higher increase in inventory largely due to the impact of inventory movements in Turkey;
•	a higher increase in trade and other receivables in Australia, Japan and Nigeria;
•

a decrease in receivable following the recognition of a charge in relation to the Quebec Class Action which resulted in the utilisation of the deposit against the current estimate of the liability; and

•	a larger decrease in trade and other payables largely related to the timing of excise payments in Turkey (associated with the inventory movements) and phasing of payments in Japan.

Expenditure on research and development was £138 million in the six- months ended 30 June 2019 (30 June 2018: £112 million) with a focus on products that could potentially reduce the risk associated with smoking conventional cigarettes.

Net cash used in investing activities

Net cash used in investing activities in the six-months ended 30 June 2019 was lower than the same period in 2018 at £208 million (30 June 2018: £285 million) largely due to the net cash inflow from investments in treasury instruments in certain markets.

Included within investing activities is gross capital expenditure which includes purchases of property, plant and equipment and purchases of intangibles. This includes the investment in the Group’s global operational infrastructure (including, but not limited to, the manufacturing network, trade marketing and IT systems). In the six-months ended 30 June 2019, the Group invested £234 million (30 June 2018: £241 million).

Notes to the Interim Financial Statements

Cash flow cont…

Net cash used in financing activities

Net cash used in financing activities was an outflow of £1,968 million in the first six months of 2019 (30 June 2018: £4,493 million outflow). The 2019 outflow was mainly due to the dividend payment of £2,277 million (30 June 2018: £2,114 million), an increase on prior year due to the higher dividend per share. The lower cash outflow from financing activities in the period, compared to the same period in 2018, was due to the relative movement in the issuance and repayment of borrowings